Building a New Class of Medicines Physiocrine Based Therapeutics 1st Rare Disease Trial Completed New Hope For Muscular Dystrophy Patients May 2016

Forward-Looking Statements The following slides and any accompanying oral presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws.  The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” “opportunity,” or “continue,” and other similar expressions are intended to identify forward-looking statements.  For example, all statements we make regarding the potential therapeutic benefits of Physiocrines and our product candidates, including Resolaris™ and iMod. Fc, the ability to successfully advance our pipeline or product candidates, the timing within which we expect to initiate, receive and report data from, and complete our planned clinical trials, and our ability to receive regulatory approvals for, and commercialize, our product candidates, our ability to identify and discover additional product candidates, and the ability of our intellectual property portfolio to provide protection are forward-looking statements. All forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected. These risks, uncertainties and other factors are more fully described in our filings with the U.S. Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and in our subsequent filings. The forward-looking statements in this presentation speak only as of the date of this presentation and neither we nor any other person assume responsibility for the accuracy and completeness of any forward-looking statement. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. We own various U.S. federal trademark applications and unregistered trademarks, including our company name and Resolaris™.  All other trademarks or trade names referred to in this presentation are the property of their respective owners. Solely for convenience, the trademarks and trade names in this presentation are referred to without the symbols ® and ™, but such references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto.

Augmenting Natural Homeostatic Pathways In patients with rare diseases of muscle & lung Autonomous Pipeline & Unique Business Model Physiocrine* Disruptive Opportunity Resokine: One Pathway Many Rare Diseases Resolaris: Clinical Development Program Pioneering new biology, yielding new therapeutic intervention points Focusing on natural modulators of immune & fibrotic pathways Connecting immune/fibrotic nexus to rare muscle & lung diseases Therapeutically dose above normal levels to promote tissue homeostasis 3 ongoing trials in muscular dystrophies 1st muscular dystrophy trial completed 1st potential activity signal in FSHD 1st safety & tolerability data in patients 1st in class biologics pipeline 2nd molecule for lung disease Build franchises in muscle, lung & liver based on new biology aTyr Highlights *Proteins for life (physio) specific activity (crine)

Harnessing the Power of Physiocrines for Patients

1st in class candidates for rare diseases with an immune or fibrotic component

ATYR PIPELINE

Therapeutic Focus	Discovery	Preclinical	Phase 1	Phase 1b/2	Rights
Muscle	Resolaris Adult FSHD[1] (002); completed cohorts 1-3				Worldwide
Muscle	Resolaris Early Onset FSHD (003)				Worldwide
Muscle	Resolaris Adult FSHD (004)				Worldwide
Muscle	Resolaris Adult LGMD2B[2] (004)				Worldwide
Resokine Pathway				Resolaris Adult FSHD Long-term safety extension study (005)	
Lung	iMod.Fc RPIC (2nd IND Candidate)[3]				Worldwide
Liver	Liver				Worldwide

Patient Phenotype Focus

Severe impact from disease with the potential for large treatment effect

Subject to poor standard of care

[1] *Facioscapulohumeral Muscular Dystrophy*

[2] *Limb-girdle Muscular Dystrophy 2B*

[3] *RPIC: Rare pulmonopathies with an immune component, including Interstitial Lung Disease ("ILD")*

4 aTyr Pharma

Potential of Physiocrine Proteins Discovery of a New Class of Proteins from Alternative Splicing of Ancient Genes Humira® WW sales over $14B in 2015 (TNF inhibitor) Insulins used by over 3 million Americans to treat diabetes in 2012 Complement inhibitors being studied in a dozen ongoing clinical trials Soliris® net product sales over $2.6B in 2015 (complement inhibitor)

aTyr Pioneering the New Biology of Physiocrines

PHYSIOCRINE PROTEINS

Science 1999 | **Nature 2010** | **Nature 2013** | **Science 2014** | **Nature 2015**


PERSPECTIVES
REVIEW ARTICLE
LETTER

~300 proteins involved in physiological pathways, >70 issued or allowed patents

Focus on natural modulators of immune & fibrotic pathways in vivo

Indication selection: preclinical & clinical phenotype overlap

Resolaris focused on rare myopathies with an immune component

iMod.Fc focused on rare lung diseases with an immune & fibrotic component

6 aTyr Pharma

At least 14/23 tRNA Synthetases in family w/ known disease connections Clinical phenotypes present tissue-by-tissue homeostasis Genetic disease paradigm: Genetic aberration à protein absence or abnormality à abnormal function/structure à immune system engagement Soliris® ($2.6B in 2015): example of therapeutic altering the immune component in diseases with genetic aberration Potential for Novel Physiological Modulation in Disease Muscle Heart Liver Brain/CNS Lung Physiocrine Proteins HARS* genetic syndrome (“HGS”) and anti-synthetase syndrome (Jo-1 Ab to HARS) Disease phenotype: effects skeletal muscles and lung Potentially deficient pathway *histidyl-tRNA synthetase

Harnessing the Resokine* Pathway Natural Pathway From Skeletal Muscle to Treat Multiple Rare Muscle Diseases *Resokine: for resolution of activated immune & fibrotic pathways

RESOKINE PATHWAY

Model of Resokine Pathway

In skeletal muscle health and disease


IGF induced growth
Muscle progenitor cell
Resokine[A] release
Skeletal muscle
Resokine release
Free Resokine[A] circulating levels ~100 pM
Anti-synthetase syndrome free Resokine[A] <10 pM (lung/muscle phenotype)
HARS genetic syndrome (lung/muscle phenotype)
Normal damage
Immune cells
Immune cell invasion/residence
Normal resting muscle
Our Hypothesis:
Severe damage (myopathies)
Genetic mutation
1. Structural protein
2. Transcription factors
3. Mitochondrial proteins
Auto-Immune
1. Immune system dysregulation
Agent Induced
1. Statins
FSHD[1], LGMD[2], DMD[3] >30 different muscular dystrophies
Therapeutic Resolaris
10-100x's normal levels
Potentially healthier muscle

[1] *Facioscapulohumeral Muscular Dystrophy*
[2] *Limb-girdle Muscular Dystrophy*
[3] *Duchenne Muscular Dystrophy*

[A] *aTyr Pharma discovery*

9 aTyr Pharma

ê Cytokines, ê T-cells and ê Monocytes with Resolaris administration aTyr unpublished data Treating Immune Cell Invasion in Skeletal Muscle Two weeks of therapeutic treatment in Statin myopathy model Control Statin days 1-14 (toxic dose) 0.3 mg/kg Resolaris days 7-14 Statin days 1-14 1.0 mg/kg Resolaris days 7-14 Statin days 1-14 3.0 mg/kg Resolaris days 7-14 Statin days 1-14 Resokine Pathway Resolaris

1st Physiocrine based therapeutics to promote homeostasis Establish & explore: Safety, tolerability Activity/end-point potential Focus on Rare Myopathies with an Immune Component (RMIC) Multiple opportunities for advancement for patients with few or no treatment options Staging rare muscle disease indications Clinical Path for Resolaris in Skeletal Muscle Resokine Pathway Resolaris Phase 1b/2 Trial (002) – Completed 1 Facioscapulohumeral Muscular Dystrophy 2Limb-girdle Muscular Dystrophy 2B Clinical Trials Phase 1b/2 Trial (004) – Ongoing Phase 1b/2 ext. (005) – Ongoing Phase 1b/2 Trial (003) – Ongoing Phase 1b/2 Trial (004) - Ongoing Adult FSHD1 Early Onset FSHD Adult LGMD2B2 Preclinical Phase 1 Phase 1b/2 RMIC

Clinical Development of Resolaris Potential New Therapies for Patients with Rare Muscle Diseases

Muscle-by-muscle disease progression FSHD: A Severe Skeletal Muscle Disease Pathology Dominant/spontaneous toxic gain of function (↑Dux4) Immune component (e.g. ↑ T cells) Asymmetric muscle loss, fat infiltration Standard of care No therapeutic treatments Only supportive care provided Clinical Debilitating muscle weakness Often diagnosed before adulthood May have visual or auditory impairment (early onset) “Unaffected muscle” in an FSHD Patient Transition to immune activity Infiltration of fat/atrophy Muscle destruction Clinical Development

Adult FSHD 002 Design & Trial Objectives

CLINICAL DEVELOPMENT

Design
Double-blinded, 4 sites, 4 countries, n=20
Multiple Ascending Dose, 3:1 Randomization (Resolaris:placebo)

Objectives

Build dossier for Resolaris & new class
- Safety
- Tolerability
- Immunogenicity
- PK

Explore FSHD pertinent readouts
- Circulating markers of disease
- Targeted MRI of disease muscle
- Strength
- Patient reported outcomes

Across 3 dose cohorts over 1 or 3 months of dosing

Results

Completed 1st multiple dose trial
- ✓ Safety
- ✓ Tolerability*
- ✓ Immunogenicity
- ✓ PK

Completed 1st FSHD only trial
- ± Only 2/20 patients with elevated levels
- ± Targeted MRI may be too narrow
- ✓ Muscle testing may hold promise
- ✓ Potential signal to confirm

Potential active dose:
3.0 mg/kg (weekly) @ 3 months

**One reversible Infusion Related Reaction (IRR) patient in 002 & two reversible IRR patients in 005 trial*

14 aTyr Pharma

Clinical Development Generally safe and well-tolerated over the dose range/duration studied No SAEs reported by study investigators - One generalized infusion related reaction (IRR) reclassified by aTyr to serious adverse event ADA*’s were of low titer and no demonstrated effect on pharmacokinetics of Resolaris Procedures in effect to minimize IRRs/ADAs moving forward 001/002 trials collectively yield safety data from 39 subjects First Physiocrine therapeutic assessed in patients Establishing the Safety Profile: 1st FSHD Trial *ADA: Anti-drug antibody

Clinical Development Validated neuromuscular assessment tool* Global systemic assessment used in clinical studies and trials Not frequently used in clinical practice Self-administered questionnaire consisting of 45 queries/4 dimensions Life Domains I) Activities II) Independence III) Social Relationships IV) Emotions V) Body Image Symptoms, Treatment Effects Overall INQoL score; derived from 5 Life Domains Improvement = decreased scores In individual Life Domains & Overall INQoL (negative change from baseline) Individualized neuromuscular quality of life assessment Global Patient Reported Outcomes: INQoL * Vincent KA et al: Construction and Validation of a Quality of Life Questionnaire for Neuromuscular Disease (INQoL). Neurology 2007, 68:1051-1057. FDA: “Generally, findings measured by a well-defined and reliable PRO instrument in appropriately designed investigations can be used to support a claim in medical product labeling if the claim is consistent with the instrument’s documented measurement capability.”** ** FDA Guidance for industry. Patient-Reported Outcome Measures: Use in Medical Product Development to Support Labeling Claims; 2009.

Potential dose response and duration response 17 Proportion of Patients with Improved INQoL Overall Scores Clinical Development 1 Month % Response 2/5 1/3 2/4 4/6 5/6 Dose: Placebo Placebo 0/2 3 Months Placebo Resolaris

Multiple Dimensions Improve on INQoL 18 (n=6) (n=5) (n=3) (n=6) (n=4) (n=2) 1 Month 3 Months* Clinical Development INQoL Overall Scores Change from Baseline (%); ITT Population (n=20) Trial not powered to show statistical significance. Data suggest potential improvement in this relatively small clinical trial of FSHD patients. Increasing Disease Burden Decreasing Disease Burden Placebo Resolaris *Relative improvement placebo v. 3.0 mg/kg cohort at 3 months: 25.5% (p=0.03) Placebo

Overall INQoL Score Placebo v. 3.0 mg/kg Patients Suggestive of patient improvement in 3 months Clinical Development 19

Testing muscle function/strength 15 muscles evaluated at 4 time points in study Muscles scored individually Composite score calculated Common endpoints for particular muscles Global Manual Muscle Testing Clinical Development Data suggest small trends of slower progression or potential improvement

A severe muscle disease with a genetic loss of function Clinical Development Limb-Girdle Muscular Dystrophy 2B (LGMD2B) Pathology Immune component (e.g.↑ T-cells) Toxic loss of function mutation (dysferlin) Muscle group progression Standard of care No therapeutic treatments Only supportive care provided Clinical Debilitating muscle weakness Challenges moving limbs May have respiratory insufficiency

Adult LGMD2B and FSHD (Trial-004) Purpose Evaluate the safety/tolerability of total weekly exposure of 6.0mg/kg in LGMD2B and FSHD Assess drug activity more proximal to dosing Rationale To test whether a total weekly exposure of 6.0mg/kg demonstrates different outcomes than a total weekly exposure of 3.0mg/kg Design & Study Sites Open-label, intra-patient dose escalation; multiple sites in US & Europe Study Population / Entry Criteria 16 patients, 8 each with LGMD2B and FSHD, 18-75 years of age MRI positive or Circulatory markers (in LGMD2B patients only) Clinical Development Weeks Weeks Total Weekly dosage (mg/kg) Total Weekly dosage (mg/kg) Resolaris placebo Resolaris Already completed enrollment

Early Onset FSHD Case History

Early progression, devastating disease impact

CLINICAL DEVELOPMENT

Age	<6	6 – 12		12 – 18		18 - 24
	First symptoms	Diagnosed age 8 with FSHD	Diagnosed with scoliosis	Part time wheelchair-bound	Full time wheelchair-bound	Full dependency due to severe physical disability
	• Normal early childhood	• Muscle weakness • Early speech impediment • Difficulty forming facial expressions	• Weakness in lower back/curvature of the spine • Leg muscle weakness/ walking with a limp	• Lower limb muscle weakness/walker or chair • Development of severe speech impediment	• Foot drop and loss of ability to stand/multiple falls	• Requires full-time use of wheelchair and assisted living



http://www.theguardian.com/lifeandstyle/2009/may/28/muscular-dystrophy-disability-fshd

Climbing Mountains; Sarabjit Parmar, 2014

23 aTyr Pharma

Early Onset FSHD (Trial-003) Clinical Development Weeks Total weekly dosage (mg/kg) Purpose Evaluate the safety/tolerability in a potentially different indication Early Onset FSHD Assess drug activity in new patient population and with additional endpoints Rationale Investigate often more severe form of disease, involves additional organ systems Design & Study Sites Open-label, intra-patient dose escalation; multiple sites in US & Europe Study Population / Entry Criteria 16 patients, Stage 1: 8 patients 16-25 years of age, Stage 2: 8 patients 12-15 years of age, Genetically confirmed diagnosis of FSHD and onset of symptoms prior to age 10 Enrollment ongoing in Stage 1 Resolaris

Resolaris: One Product, Multiple Rare Diseases

Promise for severely afflicted myopathy patients

CLINICAL DEVELOPMENT



19,000 US
FSHD
16,000 US
LGMD
6000
5000
4000
3000
2000
1000
0
Infantile onset FSHD
Severe early/late onset FHSD
LGMD 2A*
LGMD 2B*
LGMD 2I*
Other LGMD*



16,000 US
DMD
16000
14000
12000
10000
8000
6000
4000
2000
0
51
Other exons
50
52
44
53
45
DMD exon 51
DMD other

Leadership position in FSHD clinical trials
Leverage registries, sites and advocacy
Common physician base

__FSHD__: Average prevalence rates of FSHD are approximately 1/17,000. Applying this rate to the US population based on recent census data equals approximately 19,000.
__LGMD__: 16,000 cases estimated in US population. 1/20,000 Wickland and Kissel, Neural. Clin. 2014. Relative Prevalence of Limb Girdle Muscular Dystrophies in the United States Population. Wicklund et al., Neurology 2013.
__DMD__: Prevalence of approximately 5/100,000. Orphanet Report Series - Prevalence of rare diseases: Bibliographic data - May 2014 - Number 1

25
aTyr Pharma

Readouts in 3 More Resolaris Trials in 2016 Next trial(s) based on results of 002, 003, 004 & 005 trials Establishing data dossier on safety Exploring activity assessments & optimal dose Directionality on endpoints for approval Clinical Development Adult FSHD (002) N = 20 Early Onset FSHD (003) N = 8 Adult LGMD2B (004) N = 8 Adult FSHD ext. (005) N = 8 Status: 002 complete 004 enrollment complete 003 enrolling 005 ongoing long-term Additional data expected in 4Q from ongoing trials Adult FSHD (004) N = 8

iMod.Fc the First Engineered Physiocrine Augmenting a Natural Pathway to Treat Multiple Lung Diseases

An Engineered Physiocrine for Lung Disease: iMod.Fc

New TPP and new molecule to open up lung indications

iMod.Fc Program

Rationale for iMod.Fc*

- Resolaris TPP: Weekly dosing; limits lung applications
- Develop new molecule with new TPP: potentially once-monthly dosing



Product Concept

- Two iMod domains per Fc of an antibody
- Extend exposure to hit TPP
- Modulating the immune and fibrotic pathways

Preclinical Status and Goals

- ✓ Successful *E. coli* production for low COGs
- ✓ Activity in industry proven model of IPF (approved drugs: Pirfenidone & Nintedanib)
- ✓ Immuno- & fibro- modulatory activity
- ✓ Rat/non-human primate safety and PK data supportive advancement to IND
- Expect to initiate clinical trial with iMod.Fc in 2017





Potential Therapeutic applications

- Rare pulmonopathies with an immune component (RPICs)
- Broader reach into RPICs and interstitial lung disease (ILD) indications

*iMod.Fc refers to immunomodulatory domain of HARS fused to an Fc region of an antibody

TPP = Target Product Profile

28 aTyr Pharma

Two iMod.Fc Doses Outperform 28 Pirfenidone Doses

IPF Model Activity

iMod.Fc Program

- iMod.Fc 1/250th of Pirfenidone dose
- Better than 10 TGFβ Ab doses
- Established IPF rodent model
- Improves inflammation & fibrosis
- Differentiated mechanism



50
40
30
20
10
0
Improvement in Ashcroft Score (%)*
Vehicle
TGF β Ab
3mg/kg
IP QOD
D 0-D 21
Pirfenidone
100 mg/kg
PO BID
D8-D 21
iMod.Fc
0.4 mg/kg
IV mg/kg
D8, D15

**The Ashcroft scale for the evaluation of bleomycin-induced lung fibrosis is the analysis of stained histological samples by visual assessment*

29

aTyr Pharma

Building a New Class of Therapeutics Foundation for the Future

Leadership Team Experienced Industry Veterans Kelly Blackburn VP, Clinical Operations Andrew Cubitt, Ph.D. VP, Product Protection and Interim Head of Research John Mendlein, Ph.D. Chief Executive Officer John Blake, CPA VP, Finance Sanjay Shukla, M.D. Chief Medical Officer Holly D. Chrzanowski VP, Enterprise Talent and Organization Sanuj Ravindran, M.D. Chief Business Officer Ashraf Amanullah, Ph.D. VP, Manufacturing Grove Matsuoka SVP, Product Programs and Planning

Focused Execution with Strong Cash Position

Balance sheet well-aligned to achieve near-term catalysts

Program	2015 (1Q 2Q 3Q 4Q) / 2016 (1Q 2Q 3Q 4Q) / 2017 (1Q 2Q 3Q 4Q)
Resolaris for Adult FSHD	Phase 1b/2 Trial (002)
Resolaris for Early Onset FSHD	Phase 1b/2 Trial (003) Stage 1
Resolaris for LGMD2B/Adult FSHD	Phase 1b/2 Trial (004)
Resolaris for Adult FSHD	Phase 1b/2 Trial (005) Long-term extension
iMod.Fc for RPICs	iMod.Fc to enter clinical trials in 2017

Cash Balance as of 3/31/16: $111.6M

Well-positioned to achieve all aforementioned clinical milestones

32 aTyr Pharma

Opportunity to own a new class of meaningful medicines Revolutionary Drugs Leveraging New Biology Pioneer New biology Insulin First product 1923 1968 1989 Coagulation factors Erythropoietin Enzyme replacement therapy TNF pathway VEGF pathway Complement pathway Physiocrine pathways 1990 1998 2004 2007 History and Future of Biotech

Appendix

Extracellular functions of 4 billion year old gene family, tRNA Synthetases Genes yield ~300 proteins (e.g. alternative splicing, etc.) of new function Potential new class of modulators of tissue homeostasis Properties of Physiocrines Muscle Heart Liver Brain/CNS Lung Physiocrine Proteins Work via GPCRs, TLRs, cytokine receptors & other proteins Not glycosylated & non-canonical leader sequences Size range 40-500AA

FSHD Molecular Pathology Links Loss of Epigenetic Control to Immune Status with Disease

GENETICS

FSHD Muscle Phenotype	4th Chromosome Terminal Repeats DUX 4	Non-Germline Gene Expression	Skeletal Muscle Result	Immune Cell Invasion	Disease Status
 Normal	 Full Epigenetic Control ~100 repeats	Silent	Normal	No	Normal
FSHD 	 Partial Epigenetic Control	Activatible	↑DUX 4 ↑"Non-muscle" proteins	Yes	Moderate to Severe
Most Severe Typically	 Greatest Loss of Epigenetic Control	Highly Activatible	↑DUX 4 ↑"Non-muscle" proteins	Yes	Severe

Statland, J., C. M. Donlin-Smith, et al. Journal of Neuromuscular Diseases, 2014. Lemmers, E. et al, Gene Reviews 2014

| = D4Z4 Repeat (containing DUX4)

36

aTyr Pharma

Study Demographics Resolaris Placebo Patients 15 5 Age (years), Median 46 52 Male/Female (%) 53/47 80/20 Patients with 3 D4Z4 repeats or less 2 0 Completed Study 100%* 100% Elevated cytokines of interest 1/15 1/5 Baseline FSHD Clinical Severity Score, Mean (SD) 3.2 (0.8) 2.7 (0.7) Resolaris Clinical Analysis based on data available through early March 2016 Exploratory Study of Resolaris in Adult FSHD Baseline Study Characteristics * One patient discontinued dosing at week 11 of the 12 weeks of treatment, but completed all study visits.

MRI used to evaluate immune components in a targeted muscle did not record a difference between placebo and 3.0 mg/kg group - To be followed through extension study No evidence of immune suppression was observed with exploratory circulating cytokines, as well as immune cells Assessment of selected circulating markers did not record a difference between placebo and 3.0 mg/kg group Only 2 subjects started with elevated levels of immune markers of interest To be monitored in additional studies and extension phase Targeted MRI & Circulating Markers Clinical Development

* Targeted MRI only if qualified with Stir+ muscle at baseline. ** Only for Cohort 3 subjects Resolaris Phase 1b/2 Program Summary Trial Patient Populations N Highest Ending Dose Weekly (mg/kg) MRI (+) Entrance MRI Broad Readout MRI Targeted Readout INQoL MMT Immune Markers Readout Timing 002 Adult FSHD 20 3.0 ü Yes ü ü ü ü ü 003 EO FSHD 8 3.0 No Yes No Yes Yes Yes 4Q16 004 Adult FSHD 8 3.0 (2x) Yes Yes Yes Yes Yes Yes 4Q16 004 Adult LGMD 8 3.0 (2x) Serum marker or MRI Yes Yes* Yes Yes Yes 4Q16 005 Adult FSHD (002 ext. study) 8 3.0 No Yes Yes** Yes Yes Yes 4Q16 Next trial(s) based on results of 002, 003, 004 & 005 trials Establishing data dossier on safety Exploring activity assessments & optimal dose Directionality on endpoints for approval Clinical Development

Three week rodent model, two weeks of therapeutic treatment Resolaris: Active In Lung Inflammation & Fibrosis Model Experimental data provided by Stelic CRO CT scans taken at day 14, lung histology taken at day 21 * Activity of mouse Resolaris (3mg/kg) vs vehicle control Pulmonary Inflammation and Fibrosis Induced with Bleomycin Promising therapeutic activity* Compared favorably to Pirfenidone Promising Therapeutic Activity Resolaris

Non-Human Primate and Rodent PK and Safety Supports potential for monthly dosing in patients Non-Human Primates Rodents Non-GLP toxicology 1-month study at dose level 25x efficacious dose No pro-inflammatory cytokine signal No clinical observations No changes in body or tissue weights Attractive PK Non-GLP double dose toxicology 1-month study at dose level 25x efficacious dose No pro-inflammatory cytokine signal No clinical observations No changes in body or tissue weights Attractive PK >1nM for at least 500 hours at 1mg/kg iMod.Fc Preclinical

iMod.Fc for Multiple Lung Indications

Severe, rare disorders with high unmet medical need

iMod.Fc
Clinical

> 80 RPIC Forms

Including Interstitial Lung Diseases

Pathogenesis	• Lung damage leading to alveolar inflammation or fibrosis • Worst prognosis: lower DLCO and rapid decline of DLCO over three years
Clinical manifestations	• Shortness of breath and cough • Specific chest radiographic abnormalities • Decreased lung volume noticed in pulmonary function tests
Standard of care	• O_2, pulmonary rehabilitation; lung transplant • Immunosuppressive (cyclophosphamide with low dose prednisone) • For IPF, Pirfenidone & Nintedanib
Upcoming Trials	• **Expect to initiate clinical trial with iMod.Fc in 2017** • Evaluating appropriate forms of RPICs, including ILD • Goal is to explore safety, tolerability, biological and clinical activity

42 aTyr Pharma